SilverPepper Merger Arbitrage Fund

Advisor Class (SPABX)

Institutional Class (SPAIX)

SilverPepper Commodity Strategies Global Macro Fund

Advisor Class (SPCAX)

Institutional Class (SPCIX)

Each a series of Investment Managers Series Trust

Supplement dated June 10, 2019, to the

Prospectus and Statement of Additional Information (“SAI”) dated November 1, 2018.

Effective immediately, the address for SilverPepper LLC (“SilverPepper”), the advisor to the SilverPepper Merger Arbitrage Fund and the SilverPepper Commodity Strategies Global Macro Fund, has been changed to 332 Skokie Valley Road, Suite 224, Highland Park, Illinois 60035. Accordingly, all references in the Prospectus and SAI to SilverPepper’s address are revised.

Please retain this Supplement with your records.